Exhibit 32


     Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350)

     The undersigned, the Chief Executive Officer and the Chief Financial Officer of InfoNow Corporation, a Delaware corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

     (a) the Form 10-KSB of the Company for the fiscal year ended December 31, 2003, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                   /s/ Michael W. Johnson
                                                   -----------------------------
                                                   Chief Executive Officer
                                                   March 30, 2004


                                                   /s/Harold R. Herbst
                                                   -----------------------------
                                                   Chief Financial Officer
                                                   March 30, 2004